DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to report the performance for Dreyfus New York Tax Exempt Money Market Fund for the 12-month period ended May 31, 1998. Your Fund produced a yield of 2.93% and, after taking into account the effect of compounding, the effective yield was 2.97%.*
Money Market Overview
      Over the past several months, mixed economic signals have made it difficult to discern the direction in which the economy is moving. Consumer spending increased 0.5% in both April and May, fueled by both strong employment and income growth. In addition, construction spending also rose 0.8% in April for the fifth straight monthly increase. On the other hand, spring housing data was mixed, with new home sales rising to record levels in April and existing-home sales and new housing starts dropping off. The U.S. trade gap also continued to widen, as manufacturers reported declines in exports to Asia, and tough competition from cheaper Asian imports. With arguments to be made for both continued growth and emerging weakness, it appears that Federal Reserve Board monetary policy will remain on hold at least until something major happens to sway Board members' opinions one way or another.
      Inflation has remained benign throughout the period. Incoming data from April did show a small 0.2% increase in the Consumer Price Index, although this modest rise was the largest in six months. With no consensus as to the direction of the economy, the Federal Reserve Board Open Market Committee left short-term interest rates unchanged at its May meeting; however, the decision to do so may not have been unanimous. Those most wary of inflation may win out in upcoming meetings if the economy does not cool on its own. Interest rates on money market securities fluctuated modestly during the period, but remained largely unchanged. As U.S. Treasury borrowing needs continued to reduce the supply of money market securities, demand remained steady.
Market Environment/Portfolio Overview
      While the Fed has remained quiet over the past six months, market technicals (i.e. supply/demand fluctuations) have played a major role in our overall investment strategy. The municipal money market has experienced some of these changes in seasonal cash flows and note issuance since our last report. For example, in late December, the short-term municipal market experienced a sharp, albeit temporary, rise in short-term rates as a result of corporate seasonal window dressing. Dealers priced securities at attractive levels in order to minimize their inventories, which helped to boost your Fund's yield at year end. The situation reversed in January as assets flowed back into the tax-exempt money funds, thereby putting downward pressure on yields. During this period, yields on tax-exempt money market funds fluctuated in response to these supply and demand imbalances.
      By mid-January, the market stabilized and normal trading patterns, for the most part, returned and continued through March. In April, money funds were tapped for income tax payments which, once again, put upward pressure on rates as funds experienced redemptions. Supply conditions in late May reversed this trend as municipal fund managers anticipated the effect of over $10 billion notes leaving the market when they mature this month.
      Unlike previous summer financing periods, this year's calendar of municipal notes appropriate for purchase for your Fund was drastically reduced by a combination of factors. Due to the strength of local and state economies, many issuers (a significant number of which were not New York-exempt) reduced the amount of short-term borrowings. Additionally, many issuers came to market with maturities outside of the 13-month maximum maturity allowable for money funds, whereas these notes were eligible for purchase in prior years. Other issues were converted to a synthetic structure that is not currently permitted for purchase in your Fund. The overall result was a lower yield for those note issues that were considered appropriate investments for your Fund. We expect to choose selectively among these issues and those to follow in the coming weeks to structure the portfolio in an attempt to maximize current yield while maintaining our commitment to high quality tax-exempt investments.
      Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in this Fund and in The Dreyfus Corporation.
                                  Very truly yours,

                          [Richard J. Moynihan signature logo]

                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
June 18, 1998
New York, N.Y.
* Effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                                  MAY 31, 1998
Principal
Tax Exempt Investments-100.0%                                                                       Amount          Value
                                                                                                 ____________    ____________
Deer Park Union Free School District, TAN 4.25%, 6/26/98....................                     $   8,000,000  $   8,002,113
Dover Union Free School District, BAN 4.25%, 9/11/98........................                         7,000,000      7,004,238
Half Hallow Hills Central School District, TAN
  (Huntington and Babylon) 4%, 6/26/98......................................                         9,000,000      9,001,006
Long Island Power Authority, Electric Systems Revenue:
  CP 3.75%, 8/19/98 (LOC: Bayerische Landesbank and Westdeutsche Landesbank) (a)                     5,000,000      5,000,000
  VRDN 3.95%, Series 6, Subseries 3B
    (LOC: ABN-Amro Bank and Morgan Guaranty Trust Co.) (a,b)................                         7,000,000      7,000,000
Longwood Central School District, TAN 4.35%, 6/30/98........................                         5,600,000      5,601,709
Monroe County Industrial Development Agency, Revenue, VRDN (Enbi Corp.)
  3.70% (LOC; Rabobank Nederland) (a,b).....................................                         4,700,000      4,700,000
Municipal Assistance Corporation, CP:
  3.65%, Series 2, 7/16/98 (LOC; Landesbank Hessen) (a).....................                        10,000,000     10,000,000
  3.45%, Series 2, 7/20/98 (LOC; Landesbank Hessen) (a).....................                         8,000,000      8,000,000
New York City, VRDN:
  4%, Series B-3 (Insured; MBIA and LOC; Bank of Nova Scotia) (a,b).........                         6,300,000      6,300,000
  4%, Series E-2 (LOC; Morgan Guaranty Trust Co.) (a,b).....................                         2,600,000      2,600,000
  4%, Series E-5 (LOC; Morgan Guaranty Trust Co.) (a,b).....................                         4,000,000      4,000,000
New York City Health and Hospital Corporation, Health Systems Revenue, VRDN
  3.80%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b)...........                         7,900,000      7,900,000
New York City Housing Development Corporation, Mortgage Revenue, VRDN:
  (Multi-Family York Avenue Development Project) 3.90% (LOC; Midland Bank) (a,b)                     7,000,000      7,000,000
  (Park Gate Tower) 3.55%, Series 1 (LOC; Citibank) (a,b)...................                           545,000        545,000
New York City Industrial Development Agency, VRDN:
  Civil Facility Revenue (Mercy College Project)
    3.80% (LOC; The Bank of New York) (a,b).................................                         1,700,000      1,700,000
  IDR:
    (La Guardia Association Project) 3.95% (LOC; Credit Agricole-Indosuez) (a,b)                    13,700,000     13,700,000
    (Stroheim & Roman Project) 3.80% (LOC; Westdeutsche Landesbank) (a,b)...                         5,700,000      5,700,000
New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue, VRDN
  4%, Series C (Liquidity and Insured; FGIC) (b)............................                         6,800,000      6,800,000
New York City Trust, Cultural Resource Revenue, Refunding, VRDN
  (American Museum of Natural History)
  3.90%, Series A (Insured; MBIA and BPA; Credit Suisse) (b)................                         5,765,000      5,765,000
State of New York, CP:
  3.50%, 7/13/98 (LOC; Westdeutsche Landesbank) (a).........................                         5,000,000      5,000,000
  3.55%, 7/13/98 (LOC; Westdeutsche Landesbank) (a).........................                         10,000,000    10,000,000
New York State Energy, Research and Development Authority, PCR:
  (LILCO Project)
    3.232%, Series B, 3/1/99 (LOC; Deutsche Bank) (a).......................                         10,000,000    10,000,000
  VRDN:
    (Central Hudson Gas and Electric)
      3.75%, Series A (LOC; Union Bank of Switzerland) (a,b)................                         2,600,000      2,600,000

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              MAY 31, 1998
                                                                                                   Principal
Tax Exempt Investments (continued)                                                                  Amount          Value
                                                                                                 ____________    ____________
New York State Energy, Research and Development Authority, PCR (continued):
  VRDN (continued):
    (Niagra Mohawk Power Corp.)
      4.05%, Series C (LOC; Canadian Imperial Bank of Commerce) (a,b).......                     $  18,100,000  $  18,100,000
New York State Housing Finance Agency, VRDN:
  Contract Obligation 3.85%, Series A (LOC; Commerzbank) (a,b)..............                        11,000,000     11,000,000
  MFHR 4%, Series A (Insured; AMBAC and SBPA; Bank of Tokyo-Mitsubishi) (b).                         3,100,000      3,100,000
New York State Local Government Assistance Corporation, VRDN:
  3.85%, Series A (LOC: Credit Suisse and Union Bank of Switzerland) (a,b)..                        28,000,000     28,000,000
  3.85%, Series B (LOC; Krediet Bank) (a,b).................................                         5,000,000      5,000,000
New York State Medical Care Facilities Finance Agency, Revenue, VRDN
  (Pooled Equipment Loan Program) 3.80% (LOC; Chase Manhattan Bank) (a,b)...                         8,000,000      8,000,000
New York State Power Authority, Revenue, CP
  3.75%, 7/22/98 (Liquidity: Bank of Nova Scotia, Commerzbank, Credit Locale
de France,
  Landeshessen-Thuringen, Morgan Guaranty Trust Co. and Toronto-Dominion Bank)                      13,000,000     13,000,000
Suffolk County, TAN:
  4.25%, 8/13/98 (LOC: Canadian Imperial Bank of Commerce, National
Westminster
    Bank and Westdeutsche Landesbank) (a)...................................                        11,000,000     11,012,963
  4.25%, Series II, 9/10/98 (LOC: Canadian Imperial Bank of Commerce,
    National Westminster Bank and Westdeutsche Landesbank) (a)..............                        10,000,000     10,010,638
Triborough Bridge and Tunnel Authority, Special Obligation, VRDN
  3.90% (Insured; FGIC and Liquidity Facility; FGIC) (b)....................                        13,900,000     13,900,000
                                                                                                                _____________
TOTAL INVESTMENTS
  (cost $275,042,667).......................................................                                     $275,042,667
                                                                                                                =============

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
BAN           Bond Anticipation Notes                                         Insurance Corporation
BPA           Bond Purchase Agreement                            MFHR    Multi-Family Housing Revenue
CP            Commercial Paper                                   PCR     Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               SBPA    Standby Bond Purchase Agreement
IDR           Industrial Development Revenue                     TAN     Tax Anticipation Notes
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       _________________          ___________________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              95.4%
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      4.6
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======
Notes to Statement of Investments:
    (a)  Secured by letters of credit. At May 31, 1998, 72.1% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and brokerage firms, of which Canadian Imperial Bank of
         Commerce and Westdeutsche Landesbank provided letters of credit to
         11.8% and 10.8% of the Fund's net assets, respectively.
    (b)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c)  Fitch currently provides creditworthiness information for a limited number of investments.
    (d)  P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e)  Securities which, while not rated by Fitch, Moody's and Standard &
         Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                                 MAY 31, 1998
                                                                                                           Cost           Value
                                                                                                       ____________   ____________
ASSETS:                          Investments in securities-See Statement of Investments                $275,042,667   $275,042,667
                                 Cash.......................................                                             4,027,060
                                 Interest receivable........................                                             2,401,779
                                 Prepaid expenses...........................                                                23,106
                                                                                                                      ____________
                                                                                                                       281,494,612
                                                                                                                      ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             147,313
                                 Accrued expenses...........................                                                73,421
                                                                                                                      ____________
                                                                                                                           220,734
                                                                                                                      ____________
NET ASSETS..................................................................                                         $281,273,878
                                                                                                                      ============
REPRESENTED BY:                  Paid-in capital............................                                         $281,336,349
                                 Accumulated net realized gain (loss) on investments                                       (62,471)
                                                                                                                      ____________
NET ASSETS..................................................................                                         $281,273,878
                                                                                                                      ============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                           281,336,349
NET ASSET VALUE, offering and redemption price per share....................                                                 $1.00
                                                                                                                             =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                                                    YEAR ENDED MAY 31, 1998
INVESTMENT INCOME
INCOME                       Interest Income................................                                           $10,585,888
EXPENSES:                    Management fee-Note 2(a).......................                   $  1,470,427
                             Shareholder servicing costs-Note 2(b)..........                        358,110
                             Professional fees..............................                         48,607
                             Custodian fees.................................                         30,577
                             Trustees' fees and expenses-Note 2(c)..........                         21,194
                             Prospectus and shareholders' reports...........                         16,649
                             Registration fees..............................                         11,020
                             Miscellaneous..................................                          8,589
                                                                                               ____________
                                     Total Expenses                                                                      1,965,173
                                                                                                                      ____________
INVESTMENT INCOME-NET.......................................................                                             8,620,715
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                                (4,789)
                                                                                                                      ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $  8,615,926
                                                                                                                      ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 Year Ended      Year Ended
                                                                                                May 31, 1998    May 31, 1997
                                                                                              _______________  _______________
OPERATIONS:
  Investment income-net....................................................                   $     8,620,715  $     8,292,734
  Net realized gain (loss) on investments..................................                            (4,789)          (2,193)
                                                                                              _______________  _______________
    Net Increase (Decrease) in Net Assets Resulting from Operations........                         8,615,926        8,290,541
                                                                                              _______________  _______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                        (8,620,715)      (8,292,734)
                                                                                              _______________  _______________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold............................................                       357,550,281      321,563,516
  Dividends reinvested.....................................................                         8,147,298        7,854,026
  Cost of shares redeemed..................................................                      (375,947,667)    (336,654,228)
                                                                                              _______________  _______________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                       (10,250,088)      (7,236,686)
                                                                                              _______________  _______________
      Total Increase (Decrease) in Net Assets..............................                       (10,254,877)      (7,238,879)
NET ASSETS:
  Beginning of period......................................................                       291,528,755      298,767,634
                                                                                              _______________  _______________
  End of period............................................................                      $281,273,878     $291,528,755
                                                                                              ===============  ===============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                  Year Ended May 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1998        1997        1996        1995       1994
                                                               ______      ______       ______       ______    ______
    Net asset value, beginning of period.........              $ 1.00      $ 1.00       $ 1.00       $ 1.00    $ 1.00
                                                               ______      ______       ______       ______    ______
    Investment Operations:
    Investment income-net........................                .029        .028         .030         .027      .017
                                                               ______      ______       ______       ______    ______
    Distributions:
    Dividends from investment income-net.........               (.029)      (.028)       (.030)       (.027)    (.017)
                                                               ______      ______       ______       ______    ______
    Net asset value, end of period...............              $ 1.00      $ 1.00       $ 1.00       $ 1.00    $ 1.00
                                                               ======      ======       ======       ======    ======
TOTAL INVESTMENT RETURN..........................                2.97%      2.83%         3.05%        2.76%     1.69%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .67%        .68%         .64%         .68%      .68%
    Ratio of net investment income to average net assets         2.93%       2.79%        3.00%        2.71%     1.68%
    Net assets, end of period (000's Omitted)....            $281,274    $291,529     $298,768     $317,840  $343,964
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New York Tax Exempt Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custodian agreement, the Fund received net earnings credits of $11,693 during the period ended May 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $44,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1998. The carryover does not include net realized securities losses from November 1, 1997 through May 31, 1998, which are treated, for Federal income tax purposes as arising in fiscal 1999. If not applied, $1,000 of the carryover expires in fiscal 1999, $2,000 expires in fiscal 2002, $27,000 expires in fiscal 2003, $7,000 expires in fiscal 2004, $3,000 expires in fiscal 2005 and $4,000 expires in fiscal 2006.
    At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11\2% of the value of the Fund's average daily net assets the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 1998, there was no expense reimbursement pursuant to the Agreement.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1998, the Fund was charged $208,612 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $113,832 pursuant to the transfer agency agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus New York Tax Exempt Money Market Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Money Market Fund, including the statement of investments, as of May 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Money Market Fund at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
July 7, 1998


DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 1998 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).


[Dreyfus lion "d" logo]
Registration Mark
DREYFUS NEW YORK TAX EXEMPT
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            273AR985
[Dreyfus logo]
Registration Mark
New York
Tax Exempt
Money Market Fund
Annual Report
May 31, 1998